Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin S. Wilson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Heska Corporation on Form 10-Q for the quarter ended March 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Heska Corporation.

Dated: May 10, 2016	By:	/s/ Kevin S. Wilson
	Name:	KEVIN S. WILSON
	Title:	Chief Executive Officer and President

I, Jason A. Napolitano, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Heska Corporation on Form 10-Q for the quarter ended March 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Heska Corporation.

Dated: May 10, 2016	By:	/s/ Jason A. Napolitano
	Name:	JASON A. NAPOLITANO
	Title:	Chief Operating Officer, Chief Financial Officer,
Executive Vice President and Secretary

A signed original of this written statement required by Section 906 has been provided to Heska Corporation and will be retained by Heska Corporation and furnished to the Securities and Exchange Commission or its staff upon request.